UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

469 El Camino Real, Suite 227
Santa Clara, CA 95050

 (Address of principal executive offices) (Zip code)

SiVest Group, Incorporated
469 El Camino Real, Suite 227
Santa Clara, CA  95050

 (Name and address of agent for service)

registrant's telephone number, including area code:     (408) 624-9527

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Firsthand Funds

Annual Report to Shareholders

Firsthand Technology Value Fund ® Firsthand Technology Leaders Fund Firsthand e-Commerce Fund Firsthand Alternative Energy Fund
December 31, 2009

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	16
Portfolio of Investments	17
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Additional Information	47

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 12/31/09)

					Expense
Fund	1-Year	3-Year	5-Year	10-Year	Ratio
Firsthand Technology Value Fund®	29.52%	-5.64%	0.56%	-9.45%	1.85%
Firsthand Technology Leaders Fund	55.62%	-1.88%	2.67%	-8.14%	1.85%
Firsthand e-Commerce Fund	73.98%	4.94%	7.70%	-10.85%	1.85%
Firsthand Alternative Energy Fund	41.02%	•	•	•	1.98%

NASDAQ Composite Index	45.36%	-1.14%	1.70%	-5.08%	•
S&P 500 Index	26.47%	-5.52%	0.43%	-0.95%	•
WilderHill Clean Energy Index	29.78%	•	•	•	•

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The NASDAQ Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 40 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. You cannot invest directly in an index.

2	2009 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/09)

	Average			WilderHill
	Annual	NASDAQ		Clean
	Total	Composite	S&P 500	Energy
Fund	Returns	Index	Index	Index
Firsthand Technology Value Fund® (5/20/94)	10.26%	8.12%	7.88%	•
Firsthand Technology Leaders Fund (12/10/97)	5.64%	3.41%	2.88%	•
Firsthand e-Commerce Fund (9/30/99)	-7.07%	-1.25%	0.42%	•
Firshand Alternative Energy Fund (10/29/07)	-9.70%	•	-11.73%	-32.49%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments may be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which may be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/09)

	Firsthand	Firsthand	Firsthand	Firsthand
	Technology	Technology	e-Commerce	Alternative
Industry	Value Fund	Leaders Fund	Fund	Energy Fund
Advanced Materials	5.8%	5.4%	•	4.9%
Basic Materials	•	•	•	0.8%
Building Automation	•	•	•	3.4%
Communications	3.0%	4.7%	7.4%	•
Communications Equipment	6.9%	9.1%	1.6%	•
Computer	•	3.7%	6.5%	•
Consumer Electronics	•	•	2.5%	•
Defense & Aerospace	2.5%	•	•	•
Electronic Manufacturing Services	0.2%	•	•	•
Energy Efficiency	3.1%	•	•	9.1%
Environmental Services	•	•	•	0.8%
Industrials	•	•	•	4.0%
Intellectual Property	13.4%	•	•	4.3%
Internet	8.9%	6.0%	42.6%	•
Networking	0.1%	3.2%	4.4%	•
Other Electronics	9.7%	11.8%	7.5%	8.1%
Peripherals	2.7%	7.0%	•	•
Photonics	1.5%	•	•	•
Renewable Energy	11.0%	2.0%	•	46.9%
Semiconductors	18.2%	14.7%	•	5.3%
Services	1.3%	•	•	•
Software	8.0%	17.3%	10.0%	•
Net Other Assets and Liabilities	3.7%	15.1%	17.5%	12.4%

www.firsthandfunds.com	3

PRESIDENT’S LETTER

Fellow Shareholders,

2009 represented a dramatic turnaround from the dismal performance of 2008.  Anticipating the beginning of the economic recovery, equity markets began a remarkable bull run late in the first quarter and the major indices clawed back more than half of their prior year losses.  Although growth has returned to the overall economy, we still have a long way to go, and many people will feel the effects of the recession for some time.  The open question now is whether this is an anemic recovery, analogous to Japan’s “lost decade” or whether it will gather momentum over time - reminiscent of the US recovery circa 1992.

By and large, it was a very good year for Firsthand Funds.  The technology sector led the recovery in 2009 and was the best-performing sector in the S&P 500 Index.  We saw strong returns in most segments of the tech sector as investors emerged from beneath their desks and began to add risk to their portfolios again.  Three of our four funds handily beat their respective benchmarks.  Firsthand e-commerce Fund led the way, posting a return of nearly 74% for the year.  The laggard, Firsthand Technology Value Fund, still beat the S&P 500 Index, although it trailed the Nasdaq Composite Index.  For more details on the funds’ performance, please see the performance tables that begin on page 2, and the individual fund discussions that follow.

Despite the recession — some might say because of it — a number of consumer trends demonstrated their ability to thrive in any climate.  Several of our portfolio companies benefited from this.  Netflix was a prime example, adding subscribers and gaining market share as cost-conscious consumers were more willing to try their service.  Like many industry leaders, Netflix emerged from the recession in a stronger position than before.

Apple continued to write its own success story.  Amidst a stagnant economy and brutal competition, with consumers as price sensitive as ever, the iPhone continued to gain market share while charging a premium price.  It’s a stunning example of the power of innovation, and it renews one’s confidence in the future of Silicon Valley.

The alternative energy sector appears to be back on the growth track after a rough 2009.  Dramatic declines in the price of polysilicon, the feedstock for most solar cells, brought overall costs down considerably — but not fast enough to offset price declines in solar panels.  On the other side of the vise, project financing all but disappeared in the wake of the banking crisis, stunting demand.  The silver lining: Solar power today is more cost competitive than ever before, and the ultimate goal of “grid parity”— the point at which the cost of solar power equals the cost of grid power — is drawing much closer.

Our thesis here remains unchanged:  Alternative energy cannot burst into the mainstream until it can stand on its own — without subsidies.  Our focus is on the companies and technological innovation that will drive down costs.

4	2009 Annual Report

Overall, we are pleased with the performance of our stocks in 2009.  But after such a strong market rebound, and with the economic recovery still weak and uneven, we are mindful that there is plenty of opportunity for disappointment.  Even if the economy continues to expand, 2010 could be a volatile year.

As ever, change creates uncertainties, anxieties, and opportunities.  Looking ahead, we see innovation as the key.  The creative application of technology is what solves today’s problems and opens tomorrow’s new markets.  That is what drives our efforts and shapes our portfolios as we navigate these changing times.  Thank you for your investment in Firsthand Funds.

Sincerely,

Kevin Landis
President, Firsthand Funds

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2009 Annual Report

Firsthand Technology Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09-12/31/09	Expense Ratio

Actual	$1,000	$1,181.20	$10.61	1.93%
Hypothetical**	$1,000	$1,015.48	$9.80	1.93%

Firsthand Technology Leaders Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09-12/31/09	Expense Ratio

Actual	$1,000	$1,237.70	$10.55	1.87%
Hypothetical**	$1,000	$1,015.78	$9.50	1.87%

Firsthand e-Commerce Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09-12/31/09	Expense Ratio

Actual	$1,000	$1,285.70	$10.77	1.87%
Hypothetical**	$1,000	$1,015.78	$9.50	1.87%

Firsthand Alternative Energy Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09-12/31/09	Expense Ratio

Actual	$1,000	$1,219.20	$11.36	2.03%
Hypothetical**	$1,000	$1,014.97	$10.31	2.03%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.
The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY VALUE FUND
Performance and Portfolio Discussion

How did the Fund perform in 2009?

Firsthand Technology Value Fund (TVFQX) posted a gain of 29.52%, versus a 45.36% increase for the NASDAQ Composite Index and a 26.47% gain for the S&P 500 Index. For the six months ended December 31, 2009, Firsthand Technology Value Fund rose 18.11% as compared to 24.26% and 22.59% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2009, semiconductor and intellectual property stocks represented the portfolio’s largest weightings, followed by renewable energy and software holdings. The Fund’s underperformance during the past 12 months reflects poor performance of our holdings in the semiconductor, renewable energy, and intellectual property industries.

Which individual holdings were the largest contributors to the Fund’s performance?

The Fund’s top contributor in 2009 was Corning (GLW), a diversified manufacturer of glass products, including fiber optic equipment and glass substrates for LCD panels. The company’s shares rebounded strongly during the year as the global economic situation improved, boosting consumer confidence and providing a lift to the LCD television market.

VeriFone (PAY), a provider of electronic payment systems, was another top performer for the Fund. The company’s stock posted a gain of over 200% during the year as it returned to profitability. VeriFone has been aggressively rolling out its products and services to retailers, restaurants, and taxi cab companies worldwide.

Shares of Netflix (NFLX) returned to their growth trajectory in 2009 as the company continued to defy its detractors by growing revenues, earnings, and subscribers. Netflix has been active in partnering with DVD and game console vendors to offer streaming video services to its 11-million-plus subscribers. Late in the year, rumors of a potential acquisition by Amazon also helped boost the stock.

Which holdings were the greatest detractors from the Fund’s performance?

The Fund’s top detractors were both privately held companies in the alternative energy industry. The largest detractor was SoloPower, a thin-film solar company in which the Fund initially invested in 2006. During 2009, the value of our SoloPower investment declined, reflecting changing economics in the solar business, as well as certain fundamental developments at the company.

Solaicx was another private company whose performance hurt the Fund in 2009. The company, which makes equipment for manufacturing silicon ingots intended for use in silicon solar cells, suffered from extreme pricing pressure caused by the global economic decline and required a dilutive round of financing, in which the Fund did not participate.

Shares of Rambus (RMBS) took a big hit early in the year after a U.S. District Court ruled that its patent suit against Micron Technology was “unenforceable.” Though the Fund liquidated its position immediately following the announcement, it was unable to avoid the stock’s rapid decline.

8	2009 Annual Report

Fund Performance and Holdings Information (as of 12/31/09)
Firsthand Technology Value Fund vs. Market Indices

	Firsthand	NASDAQ
	Technology	Composite	S&P 500
	Value Fund	Index	Index
Since Inception (5/20/94)	10.26%	8.12%	7.88%
10-Year	-9.45%	-5.08%	-0.95%
5-Year	0.56%	1.70%	0.43%
3-Year	-5.64%	-1.14%	-5.52%
1-Year	29.52%	45.36%	26.47%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Semiconductors	18.2%	SoloPower, Series A	9.6%
Intellectual Property	13.4%	Silicon Genesis Corp., Series 1-E	7.6%
Renewable Energy	11.0%	Netflix, Inc.	5.6%
Other Electronics	9.7%	VeriFone Holdings, Inc.	4.9%
Internet	8.9%	Intevac, Inc.	4.7%
Software	8.0%	Broadcom Corp., Class A	4.6%
Communications Equipment	6.9%	Intel Corp.	4.0%
Advanced Materials	5.8%	Microsoft Corp.	3.9%
Energy Efficiency	3.1%	Techwell, Inc.	3.4%
Communications	3.0%	Echelon Corp.	3.1%
Peripherals	2.7%
Defense & Aerospace	2.5%
Photonics	1.5%
Services	1.3%
Electronics Manufacturing Services	0.2%
Networking	0.1%
Net Other Assets and Liabilities	3.7%

*	Based on percentage of net assets as of 12/31/09.
**	Top 10 stock holdings total 51.4% of net assets. These holdings are current as of 12/31/09, and may not be representative of current or future investments.

www.firsthandfunds.com	9

FIRSTHAND TECHNOLOGY LEADERS FUND
Performance and Portfolio Discussion

How did the Fund perform in 2009?
Firsthand Technology Leaders Fund (TVFQX) posted a gain of 55.62%, versus a 45.36% increase for the NASDAQ Composite Index and a 26.47% gain for the S&P 500 Index. For the six months ended December 31, 2009, Firsthand Technology Leaders Fund rose 23.77% as compared to 24.26% and 22.59% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2009, software and semiconductor stocks represented the portfolio’s largest weightings, followed by holdings in the “other electronics” and communications equipment industries. The portfolio’s exposure to the peripherals, Internet, advanced materials, and semiconductor industries contributed most to the Fund’s outperformance versus its benchmarks in 2009.

Which individual holdings were the largest contributors to the Fund’s performance?
The Fund’s top contributor in 2009 was Seagate (STX), the world’s largest manufacturer of disk drives. Seagate’s stock steadily gained ground throughout 2009 as the company‘s restructuring began yielding positive results. After struggling through the economic downturn, the company returned to profitability in the third quarter of 2009.

The Fund’s investment in Google (GOOG) was another significant contributor to performance. The stock doubled in 2009, with the resurgence in growth of the paid Internet search business. The company entered several new markets this year, notably the cell phone market with its Android operating system.

VeriFone (PAY), a provider of electronic payment systems, was another top performer for the Fund. The company’s stock posted a gain of over 200% during the year as it returned to profitability. VeriFone has been aggressively rolling out its products and services to retailers, restaurants, and taxi cab companies worldwide.

Corning (GLW) was another top performer in 2009. The company is a diversified manufacturer of glass products, including fiber optic equipment and glass substrates for LCD panels. Corning’s shares rebounded strongly during the year as the global economic situation improved, boosting consumer confidence and providing a lift to the LCD television market.

Which holdings were the greatest detractors from the Fund’s performance?
Owing to the broad market recovery in 2009, only a handful of portfolio companies posted negative returns for the year. Increased competition and slowing growth altered the market dynamics in the solar panel industry in 2009, causing shares of SunPower (SPWRB) to decline modestly.

First Solar (FSLR), another solar panel manufacturer, also suffered in the changing landscape of the global solar market. The Fund liquidated its position in the stock mid-year as business fundamentals deteriorated. Demand expectations have been curbed considerably, thanks to the global recession and cutbacks in solar subsidies, particularly in Europe. Furthermore, First Solar’s competitive cost advantage has eroded substantially as silicon prices have fallen, bringing the cost of silicon-based photovoltaic panels more in line with the company’s thin-film cadmium telluride solution.

Nokia (NOK) was another underperformer in 2009. Though it remains the largest handset manufacturer in the world by a wide margin, the company continues to struggle in the high-margin smartphone segment. As a result, Nokia’s growth has not kept pace with competitors during the economic recovery, causing its stock to wane.

Despite increasing revenue, China Mobile (CHL) suffered a small decline in its stock price in 2009 as investors fled telecom carrier stocks in search of higher growth rates as the market rebounded.

10	2009 Annual Report

Fund Performance and Holdings Information (as of 12/31/09)
Firsthand Technology Leaders Fund vs. Market Indices

	Firsthand	NASDAQ
	Technology	Composite	S&P 500
	Leaders Fund	Index	Index
Since Inception (12/10/97)	5.64%	3.41%	2.88%
10-Year	-8.14%	-5.08%	-0.95%
5-Year	2.67%	1.70%	0.43%
3-Year	-1.88%	-1.14%	-5.52%
1-Year	55.62%	45.36%	26.47%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Software	17.3%	Google, Inc., Class A	6.0%
Semiconductors	14.7%	VeriFone Holdings, Inc.	5.7%
Other Electronics	11.8%	QUALCOMM, Inc.	5.6%
Communications Equipment	9.1%	Intel Corp.	5.5%
Peripherals	7.0%	Corning, Inc.	5.4%
Internet	6.0%	Adobe Systems, Inc.	5.2%
Advanced Materials	5.4%	China Mobile Hong Kong Ltd. - ADR	4.7%
Communications	4.7%	Broadcom Corp., Class A	4.6%
Computer	3.7%	Samsung Electronics Co., Ltd. - GDR	4.5%
Networking	3.2%	NICE Systems Ltd. - ADR	3.9%
Renewable Energy	2.0%
Net Other Assets and Liabilities	15.1%

*	Based on percentage of net assets as of 12/31/09.
**	Top 10 stock holdings total 51.1% of net assets. These holdings are current as of 12/31/09, and may not be representative of current or future investments.

www.firsthandfunds.com	11

FIRSTHAND E-COMMERCE FUND
Performance and Portfolio Discussion

How did the Fund perform in 2009?
Firsthand e-Commerce Fund (TEFQX) posted a gain of 73.98%, versus a 45.36% increase for the NASDAQ Composite Index and a 26.47% gain for the S&P 500 Index. For the six months ended December 31, 2009, Firsthand e-Commerce Fund rose 28.57% as compared to 24.26% and 22.59% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2009, Internet and software stocks represented the portfolio’s largest weightings, followed by holdings in the “other electronics” and communications industries. The Fund’s Internet stocks were largely responsible for the Fund’s outperformance during the year.

Which individual holdings were the largest contributors to the Fund’s performance?
The Fund’s top contributor in 2009 was Baidu (BIDU), the leading Chinese-language Internet search provider. The company’s stock was up over 200% in 2009, propelled by its status as the dominant search franchise in arguably the fastest-growing economy in the world. Although growth slowed somewhat during the year, Baidu continues to take share in the Chinese market and its revenue ramp remains healthy.

LivePerson (LPSN) was another standout performer for the Fund this past year. The company, whose stock rose nearly 300% in 2009, provides online sales support and customer service functions for small and medium-sized businesses, as well as large companies including The Home Depot and Hewlett-Packard. Despite the sluggish economy, company sales continued to grow, due in part to its ability to help clients cut costs.

The Fund’s investment in Google (GOOG) was another significant contributor to performance. The stock doubled in 2009, with the resurgence in growth of the paid Internet search business. The company entered several new markets this year, notably the cell phone market with its Android operating system.

VeriFone (PAY), a provider of electronic payment systems, was another top performer for the Fund. The company’s stock posted a gain of more than 200% during the year as it returned to profitability. VeriFone has been aggressively rolling out its products and services to retailers, restaurants, and taxi cab companies worldwide.

Which holdings were the greatest detractors from the Fund’s performance?
Owing to the broad market recovery in 2009, only a handful of portfolio companies posted negative returns for Fund during the year.

Although it posted a small positive return for calendar year 2009, we sold Comcast (CMCSK) mid-year, at a time when it was down moderately on a year-to-date basis. “Carrier” stocks like Comcast tend to trade more like utilities than technology stocks. They are often a relatively safe haven during economic downturns, but tend to lag in a bull market. The position was liquidated in order to better position the Fund for a market recovery.

The Fund began purchasing the stock of telecom supplier Ericsson (ERIC) late in the third quarter of 2009. The stock slid during the fourth quarter, however, as a string of disappointments from the company rattled investors. Despite improving its competitive position by acquiring the North American GSM operations from Nortel in November, the stock sold off following lower-than-expected Q3 earnings, a widely publicized staffing reduction, and declining prospects for profitability of its Sony-Ericsson and ST-Ericsson subsidiaries.

Shares of Activision Blizzard (ATVI), another third-quarter acquisition of the Fund, dropped sharply in late October as industry-wide sales of video games lagged expectations. Despite blockbuster sales of its latest hit, “Call of Duty: Modern Warfare 2,” the company’s stock continues to struggle in the face of declining industry revenues.

12	2009 Annual Report

Fund Performance and Holdings Information (as of 12/31/09)
Firsthand e-Commerce Fund vs. Market Indices

	Firsthand	NASDAQ
	e-Commerce	Composite	S&P 500
	Fund	Index	Index
Since Inception (9/30/99)	-7.07%	-1.25%	0.42%
10-Year	-10.85%	-5.08%	-0.95%
5-Year	7.70%	1.70%	0.43%
3-Year	4.94%	-1.14%	-5.52%
1-Year	73.98%	45.36%	26.47%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Internet	42.6%	Google, Inc., Class A	9.1%
Software	10.0%	Baidu, Inc. - ADR	6.7%
Other Electronics	7.5%	VeriFone Holdings, Inc.	5.7%
Communications	7.4%	Shanda Interactive
Computer	6.5%	Entertainment Ltd. - ADR	5.2%
Networking	4.4%	Equinix, Inc.	4.6%
Consumer Electronics	2.5%	Microsoft Corp.	4.6%
Communications Equipment	1.6%	Cisco Systems, Inc.	4.4%
Net Other Assets and Liabilities	17.5%	VeriSign, Inc.	3.9%
		International Business Machines Corp.	3.5%
		Akamai Technologies, Inc.	3.4%

*	Based on percentage of net assets as of 12/31/09.
**	Top 10 stock holdings total 51.1% of net assets. These holdings are current as of 12/31/09, and may not be representative of current or future investments.

www.firsthandfunds.com	13

FIRSTHAND ALTERNATIVE ENERGY FUND
Performance and Portfolio Discussion

How did the Fund perform in 2009?

Firsthand Alternative Energy Fund (ALTEX) posted a gain of 41.02%, versus a 29.78% increase for the WilderHill Clean Energy Index and a 26.47% gain for the S&P 500 Index. For the six months ended December 31, 2009, Firsthand Alternative Energy Fund rose 21.92% as compared to 10.36% and 22.59% increases for the WilderHill and the S&P 500 benchmarks, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2009, renewable energy and energy efficiency stocks represented the portfolio’s largest weightings, followed by holdings in the “other electronics” and semiconductor industries. The Fund was buoyed by strong performance during the year across all the industries in which the Fund invests.

Which individual holdings were the largest contributors to the Fund’s performance?

The Fund’s top contributor in 2009 was Aixtron (AIXG), a provider of deposition equipment to the LED industry. The stock posted knock-out performance in 2009, gaining nearly 400%, as demand for high-brightness LEDs continued to rise, particularly in backlighting for LCD TVs. This demand has resulted in explosive growth in new equipment orders for the company.

Power Integrations (POWI) was another strong contributor to the Fund’s performance this past year. The company exhibited solid revenue and earnings growth as demand increased for its energy-efficient power conversion chips.

Chinese-based Trina Solar (TSL) thrived in a difficult environment in 2009, as its industry-leading manufacturing costs enabled it to increase market share while improving its margins. The vertically integrated photovoltaic manufacturer currently sells most of its volume in Europe, but the local Chinese market is expected to comprise an increasing portion of its total sales in the future.

The stock of Motech Industries (no U.S. symbol), a Taiwanese solar cell manufacturer, rose 73.12% following the return of top-line revenue growth in Q3 and an optimistic fourth quarter outlook.

Which holdings were the greatest detractors from the Fund’s performance?

Owing to the broad market recovery in 2009, only a handful of portfolio companies posted negative returns for the Fund during the year. Among them was Orion Energy Systems (OESX), a provider of energy-efficient lighting systems, which saw its shares post a modest loss in 2009. After struggling in the difficult economy for much of the year, the company appeared to turn the corner in Q3, and its stock price surged in the fourth quarter.

Shares of Norwegian integrated solar manufacturer Renewable Energy Corp. (no U.S. symbol) struggled in 2009 as declining prices, sluggish demand, low capacity utilization, and write-offs conspired to weaken the company’s financial condition. Among the myriad problems faced by the company during the year was the termination of fixed-price contracts for silicon wafers, precipitated by the dramatic price declines in the market.

The Fund also realized a loss on Energy Conversion Devices (ENER), which it sold late in the third quarter. Revenues for the maker of so-called “building-integrated solar” modules declined throughout 2009 as new construction and re-roofing projects remained sluggish worldwide.

14	2009 Annual Report

Fund Performance and Holdings Information (as of 12/31/09)
Firsthand Alternative Energy Fund vs. Market Indices

	Firsthand	WilderHill
	Alternative	Clean Energy	S&P 500
	Energy Fund	Index	Index
Since Inception (10/29/07)	-9.70%	-32.49%	-11.73%
1-Year	41.02%	29.78%	26.47%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Renewable Energy	46.9%	Amtech Systems, Inc.	7.8%
Energy Efficiency	9.1%	Silicon Genesis Corp., Common	4.2%
Other Electronics	8.1%	Echelon Corp.	3.8%
Semiconductors	5.3%	Solarfun Power Holdings Co., Ltd. - ADR	3.5%
Advanced Materials	4.9%	Meyer Burger Technology AG	3.4%
Intellectual Property	4.3%	Johnson Controls, Inc.	3.4%
Industrials	4.0%	Power Integrations, Inc.	3.3%
Building Automation	3.4%	Canadian Solar, Inc.	3.3%
Basic Materials	0.8%	Itron, Inc.	3.2%
Environmental Services	0.8%	Motech Industries, Inc.	3.2%
Net Other Assets and Liabilities	12.4%

*	Based on percentage of net assets as of 12/31/09.
**	Top 10 stock holdings total 39.1% of net assets. These holdings are current as of 12/31/09, and may not be representative of current or future investments.

www.firsthandfunds.com	15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Firsthand Funds
Santa Clara, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds (the “Funds”), comprising respectively, the Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, e- Commerce Fund and Firsthand Alternative Energy Fund, including the portfolios of investments as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows (with respect to the Firsthand Technology Value Fund) for the year then ended and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  As described in Note 5, Firsthand Technology Value Fund has restricted securities, representing 26.8% of the Fund’s net assets, that do not have market quotations readily available and are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Amounts ultimately realized from the disposal of such restricted securities may vary significantly from the fair values presented. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the statement of cash flows (with respect to the Firsthand Technology Value Fund) for the year then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
February 19, 2010

16	2009 Annual Report

FIRSTHAND TECHNOLOGY VALUE FUND
Portfolio of Investments (as of 12/31/09)

		Market
	Shares	Value
COMMON STOCKS — 70.0% ($124,518,612)
Advanced Materials — 3.0% ($5,379,766)
Corning, Inc.	278,600	$5,379,766
Communications — 2.9% ($5,203,036)
Clearwire Corp., Class A*	298,600	2,018,536
Equinix, Inc.*	30,000	3,184,500
Communications Equipment — 6.9% ($12,289,231)
QUALCOMM, Inc.	75,300	3,483,378
Research In Motion Ltd.*	65,300	4,410,362
ZTE Corp.	710,000	4,395,491
Defense & Aerospace — 2.5% ($4,482,640)
FLIR Systems, Inc.*	137,000	4,482,640
Electronics Manufacturing Sevices — 0.2% ($346,150)
Quanta Computer, Inc. - GDR	31,815	346,150
Energy Efficiency — 3.1% ($5,544,176)
Echelon Corp.*	479,600	5,544,176
Intellectual Property — 0.9% ($1,503,079)
Silicon Genesis Corp., Common*(1)(2)	881,892	1,503,079
Internet — 8.9% ($15,764,247)
Akamai Technologies, Inc.*	105,900	2,682,447
Netflix, Inc.*	180,000	9,925,200
Shanda Interactive Entertainment Ltd. - ADR*	60,000	3,156,600
Other Electronics — 9.7% ($17,302,128)
Intevac, Inc.*	722,156	8,283,129
Microvision, Inc.*	125,100	396,567
VeriFone Holdings, Inc.*	526,400	8,622,432
Peripherals — 2.7% ($4,838,540)
Seagate Technology, Inc.	266,000	4,838,540
Photonics — 1.5% ($2,637,530)
Newport Corp.*	287,000	2,637,530
Renewable Energy — 0.2% ($267,444)
Amtech Systems, Inc.*	20,000	220,400
Solaicx Common * (1)	4,704,401	47,044
Semiconductors — 18.2% ($32,341,458)
AuthenTec, Inc.*	167,829	370,902
Broadcom Corp., Class A*	261,600	8,227,320
Entropic Communications, Inc.*	200,000	614,000
Intel Corp.	350,800	7,156,320
Marvell Technology Group Ltd.*	245,900	5,102,425
Samsung Electronics Co., Ltd. - GDR (3)	1,699	582,881
Semiconductor Manufacturing International Corp. - ADR*	600,000	1,944,000
Synaptics, Inc.*	77,000	2,360,050
Techwell, Inc.*	453,300	5,983,560
Services — 1.3% ($2,386,250)
Accenture PLC, Class A	57,500	2,386,250
Software — 8.0% ($14,232,937)
Activision Blizzard, Inc.*	379,100	4,211,801
Microsoft Corp.	228,800	6,976,112
NICE Systems Ltd. - ADR*	98,100	3,045,024
PREFERRED STOCKS — 24.7% ($43,872,506)
Advanced Materials — 2.8% ($5,000,000)
UCT Coatings, Inc., Series B* (1)	500,000	5,000,000
Intellectual Property — 11.3% ($20,027,910)
Silicon Genesis Corp., Series 1-C* (1) (2)	82,914	823,412
Silicon Genesis Corp., Series 1-D* (1) (2)	850,830	3,265,877
Silicon Genesis Corp., Series 1-E* (1) (2)	5,704,480	13,538,842
Silicon Genesis Corp., Series 1-F* (1) (2)	912,453	2,399,779
Networking — 0.1% ($230,806)
IP Unity, Inc., Series E* (1)	193,042	211,484

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND TECHNOLOGY VALUE FUND - continued
Portfolio of Investments (as of 12/31/09)

Market
Shares	Value
IP Unity, Inc., Series C* (1)	1,932,222	$19,322
Renewable Energy — 10.5% ($18,598,037)
SoloPower, Series B* (1) (2)	228,779	1,525,142
SoloPower, Series A* (1) (2)	2,721,088	17,072,895
Services — 0.0% ($15,753)
Innovion Corp., Series C* (1)	1,575,322	15,753
CONVERTIBLE BOND — 0.0% ($71,753)
Services — 0.0% ($71,753)
Innovion Corp., 9.5% (1)	434,099	71,753
RIGHTS — 0.1% ($119,440)
Communications — 0.1% ($119,440)
Clearwire Corp., Rights 06/21/10*	298,600	119,440
WARRANTS — 1.2% ($2,162,196)
Advanced Materials — 0.0% ($7,493)
UCT Coatings, Inc., Common Warrant (1)	144,542	1,446
UCT Coatings, Inc., Common Warrant (1)	4,722	47
UCT Coatings, Inc., Common Warrant (1)	600,000	6,000
Intellectual Property — 1.2% ($2,154,634)
Silicon Genesis Corp., 1-E Warrant (1) (2)*	94,339	123,902
Silicon Genesis Corp., 1-E Warrant (1) (2)*	1,257,859	1,985,367
Silicon Genesis Corp., Common Warrant (1) (2)*	37,982	45,365
Networking — 0.0% ($69)
IP Unity, Inc., E Warrant (1)*	69,496	69
Renewable Energy — 0.0% ($0)
Solaicx, Common Warrant (1)*	67,081	0
PARTICIPATION NOTES — 0.3% ($498,978)
Renewable Energy — 0.3% ($498,978)
Suzlon Energy Ltd., 0.00% 09/16/10*	257,000	498,978
Total Investments (Cost $164,647,841) — 96.3%		171,243,485
Other assets in excess of liabilities — 3.7%		6,587,234

NET ASSETS — 100.0%		$177,830,719

*	Non-income producing security.
(1)	Restricted security.
(2)	Affiliated issuer.
(3)
Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. The Investment Advisor, using Board-approved procedures has deemed these securities to be liquid. At December 31, 2009, the value of these securities amounted to $582,881 or 0.3%.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

see accompanying notes to financial statements

18	2009 Annual Report

FIRSTHAND TECHNOLOGY LEADERS FUND
Portfolio of Investments (as of 12/31/09)

		Market
	Shares	Value
COMMON STOCKS — 84.9% ($32,254,888)
Advanced Materials — 5.4% ($2,070,553)
Corning, Inc.	107,227	$2,070,553
Communications — 4.7% ($1,768,983)
China Mobile Hong Kong Ltd. - ADR	38,100	1,768,983
Communications Equipment — 9.1% ($3,461,019)
Nokia Corp. - ADR	104,100	1,337,685
QUALCOMM, Inc.	45,900	2,123,334
Computer — 3.7% ($1,391,676)
Apple, Inc.*	6,600	1,391,676
Internet — 6.0% ($2,266,027)
Google, Inc., Class A*	3,655	2,266,027
Networking — 3.2% ($1,236,980)
Cisco Systems, Inc.*	51,670	1,236,980
Other Electronics — 11.8% ($4,493,730)
Koninklijke (Royal) Philips Electronics N.V.	39,100	1,151,104
L-1 Identity Solutions, Inc.*	155,200	1,162,448
VeriFone Holdings, Inc.*	133,100	2,180,178
Peripherals — 7.0% ($2,643,409)
EMC Corp.*	79,200	1,383,624
Seagate Technology, Inc.	69,257	1,259,785
Renewable Energy — 2.0% ($768,306)
Suntech Power Holdings Co., Ltd. - ADR*	46,200	768,306
Semiconductors — 14.7% ($5,577,447)
Broadcom Corp., Class A*	55,925	1,758,841
Intel Corp.	103,100	2,103,240
Samsung Electronics Co., Ltd. - GDR (1)	5,000	1,715,366
Software — 17.3% ($6,576,758)
Activision Blizzard, Inc.*	104,700	1,163,217
Adobe Systems, Inc.*	54,200	1,993,476
Microsoft Corp.	47,950	1,461,995
NICE-Systems Ltd. - ADR*	48,200	1,496,128
VMware, Inc., Class A*	10,900	461,942
Total Investments (Cost $30,238,328) — 84.9%		32,254,888
Other assets in excess of liabilities — 15.1%		5,717,085
NET ASSETS — 100.0%		$37,971,973

(1)
Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. The Investment Advisor, using Board-approved procedures has deemed this security to be liquid. At December 31, 2009, the value of this security amounted to $1,715,366 or 4.5%.

*	Non-income producing security.
ADR	American Depositary Receipt

see accompanying notes to financial statements

www.firsthandfunds.com	19

FIRSTHAND E-COMMERCE FUND
Portfolio of Investments (as of 12/31/09)

		Market
	Shares	Value
COMMON STOCKS — 82.5% ($28,754,615)
Communications — 7.4% ($2,592,186)
Equinix, Inc.*	15,000	$1,592,250
NeuStar, Inc., Class A*	43,400	999,936
Communications Equipment — 1.6% ($549,562)
Telefonaktiebolaget Ericsson LM - ADR	59,800	549,562
Computer — 6.5% ($2,279,666)
Apple, Inc.*	5,100	1,075,386
International Business Machines Corp.	9,200	1,204,280
Consumer Electronics — 2.5% ($860,223)
Shutterfly, Inc.*	48,300	860,223
Internet — 42.6% ($14,851,151)
51job, Inc. - ADR*	58,600	1,038,392
Akamai Technologies, Inc.*	46,200	1,170,246
Baidu, Inc. - ADR*	5,700	2,344,011
comScore, Inc.*	29,700	521,235
CyberSource Corp.*	41,814	840,880
Google, Inc., Class A*	5,100	3,161,898
LivePerson, Inc.*	140,000	975,800
Monster Worldwide, Inc.*	45,100	784,740
Netflix, Inc.*	12,400	683,736
Shanda Interactive Entertainment Ltd. - ADR*	34,700	1,825,567
ValueClick, Inc.*	56,300	569,756
VistaPrint NV*	16,500	934,890
Networking — 4.4% ($1,524,978)
Cisco Systems, Inc.*	63,700	1,524,978
Other Electronics — 7.5% ($2,605,057)
L-1 Identity Solutions, Inc.*	84,500	632,905
VeriFone Holdings, Inc.*	120,400	1,972,152
Software — 10.0% ($3,491,792)
Activision Blizzard, Inc.*	48,200	535,502
Microsoft Corp.	52,200	1,591,578
VeriSign, Inc.*	56,300	1,364,712
Total Investments (Cost $21,156,299) — 82.5%		28,754,615
Other assets in excess of liabilities — 17.5%		6,100,447

NET ASSETS — 100.0%		$34,855,062

*	Non-income producing security.
ADR	American Depositary Receipt

see accompanying notes to financial statements

20	2009 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments (as of 12/31/09)

		Market
	Shares	Value
COMMON STOCKS — 89.1% ($6,618,237)
Advanced Materials — 4.9% ($365,878)
Corning, Inc.	9,760	$188,466
MEMC Electronic Materials, Inc.*	2,130	29,011
Metabolix, Inc.*	4,700	52,029
Praxair, Inc.	1,200	96,372
Basic Materials — 0.8% ($56,580)
Metalico, Inc.*	11,500	56,580
Building Automation — 3.4% ($250,608)
Johnson Controls, Inc.	9,200	250,608
Energy Efficiency — 9.1% ($676,203)
Echelon Corp.*	24,500	283,220
Honeywell International, Inc.	3,880	152,096
Itron, Inc.*	3,565	240,887
Environmental Services — 0.8% ($57,340)
ADA-ES, Inc.*	9,400	57,340
Industrials — 4.0% ($300,886)
3M Co.	2,800	231,476
United Technologies Corp.	1,000	69,410
Intellectual Property — 4.2% ($309,186)
Silicon Genesis Corp., Common (1)*	181,407	309,186
Other Electronics — 8.1% ($602,241)
Aixtron AG - ADR	6,900	231,150
Intevac, Inc.*	17,800	204,166
Koninklijke (Royal) Philips Electronics N.V.	5,670	166,925
Renewable Energy — 48.5% ($3,603,075)
Akeena Solar, Inc.*	104,400	130,500
Amtech Systems, Inc.*	52,600	579,652
Ascent Solar Technologies, Inc.*	21,200	112,360
Canadian Solar, Inc.*	8,400	242,088
Clipper Windpower PLC*	3,000	8,357
FuelCell Energy, Inc.*	5,000	18,800
Gamesa Corp. Tecnologica S.A.	7,000	118,359
GT Solar International, Inc.*	23,900	132,884
JA Solar Holdings Co., Ltd. - ADR*	7,000	39,900
KYOCERA Corp. - ADR	950	84,123
Meyer Burger Technology AG*	1,000	255,381
Motech Industries, Inc.	49,995	237,587
Orion Energy Systems, Inc.*	14,000	61,460
Renesola Ltd. - ADR*	22,200	105,672
Renewable Energy Corp. A.S.*	13,000	100,704
Sharp Corp.	11,000	137,891
Solarfun Power Holdings Co., Ltd. - ADR*	34,400	262,472
SunPower Corp., Class B*	10,000	209,500
Suntech Power Holdings Co., Ltd. - ADR*	9,420	156,655
Trina Solar Ltd. - ADR*	2,300	124,131
U.S. Geothermal, Inc.*	10,500	16,065
ULVAC, Inc.	2,700	65,111
Vestas Wind Systems A.S.*	3,000	183,000
WaterFurnace Renewable Energy, Inc.	600	14,893
Yingli Green Energy Holding Co. - ADR*	13,000	205,530
Semiconductors — 5.3% ($396,240)
National Semiconductor Corp.	9,700	148,992
Power Integrations, Inc.	6,800	247,248
PREFERRED STOCKS — 0.3% ($19,495)
Intellectual Property — 0.1% ($8,630)
Silicon Genesis Corp., Series 1-C (1)*	152	1,510
Silicon Genesis Corp., Series 1-E (1)*	3,000	7,120
Renewable Energy — 0.2% ($10,865)
SoloPower, Series C-1 (1)	1,331	10,865

see accompanying notes to financial statements

www.firsthandfunds.com	21

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments (as of 12/31/09) - continued

Market
Shares	Value
Total Investments (Cost $6,265,782) — 89.4%		$6,637,732
Other assets in excess of liabilities — 10.6%		788,960

NET ASSETS — 100.0%		$7,426,692

SCHEDULE OF SECURITIES SOLD SHORT — (1.8)% ($(135,400))
Renewable Energy — (1.8)% ($(135,400))
First Solar, Inc.*	(1,000)	$(135,400)

Total Schedule of Securities Sold Short (Proceeds $(121,415)) — (1.8)%		$(135,400)

*	Non-income producing security.
(1)	Restricted security.
ADR	American Depositary Receipt

see accompanying notes to financial statements

22	2009 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
For the year ended December 31, 2009

	Firsthand	Firsthand	Firsthand	Firsthand
	Technology	Technology	e-Commerce	Alternative
	Value Fund	Leaders Fund	Fund	Energy Fund

ASSETS
Investment securities:
Unaffiliated issuers at acquisition cost	$140,343,627	$30,238,328	$21,156,299	$6,265,782
Affiliated issuers at acquisition cost	24,304,214	—	—	—
Total acquisition cost	$164,647,841	$30,238,328	$21,156,299	$6,265,782
Unaffiliated issuers at market value	$128,959,825	$32,254,888	$28,754,615	$6,637,732
Affiliated issuers at market value	42,283,660	—	—	—
Total market value (Note 2)	171,243,485	32,254,888	28,754,615	6,637,732
Cash	5,748,821	5,798,740	6,982,490	1,178,496
Segregated cash	—	—	—	259,679
Foreign currency at value (cost $0, $0, $0 and $72,191)	—	—	—	75,833
Receivable for securities sold	1,491,344	—	—	—
Receivable from dividends, interest, and reclaims	616	377	602	1,998
Receivable for capital shares sold	15,671	34,354	25,338	12,954
TOTAL ASSETS	178,499,937	38,088,359	35,763,045	8,166,692

LIABILITIES
Payable for securites purchased	—	—	611,739	71,643
Payable to affiliates (Note 4)	278,810	58,639	53,866	11,840
Payable for capital shares redeemed	390,408	57,747	242,378	521,117
Securities sold short, at value (Cost $0, $0, $0 and $121,415)	—	—	—	135,400
TOTAL LIABILITIES	669,218	116,386	907,983	740,000
NET ASSETS	$177,830,719	$37,971,973	$34,855,062	$7,426,692

Net Assets consist of:
Paid-in-capital	$1,870,659,725	$238,832,385	$176,562,801	$7,562,214
Accumulated net investment loss	—	—	—	(2,374)
Accumulated net realized losses from security transactions, foreign currency, short sales and written options	(1,699,424,650)	(202,876,972)	(149,306,055)	(494,755)
Net unrealized appreciation on investments, foreign currency and short sales	6,595,644	2,016,560	7,598,316	361,607
NET ASSETS	$177,830,719	$37,971,973	$34,855,062	$7,426,692

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,864,616	1,987,442	7,454,878	926,804
Net asset value, redemption price and offering price per share (Note 2)	$30.32	$19.11	$4.68	$8.01

see accompanying notes to financial statements

www.firsthandfunds.com	23

STATEMENTS OF OPERATIONS
For the year ended December 31, 2009

	Firsthand	Firsthand	Firsthand	Firsthand
	Technology	Technology	e-Commerce	Alternative
	Value Fund	Leaders Fund	Fund	Energy Fund

INVESTMENT INCOME
Unaffiliated dividends	$757,926	$325,205	$60,840	$27,356
Unaffiliated interest	6,900	794	3,068	34
Foreign tax withholding	(6,486)	(13,966)	(660)	(2,573)
TOTAL INVESTMENT INCOME	758,340	312,033	63,248	24,817

EXPENSES
Investment advisory fees (Note 4)	2,482,381	493,053	377,268	84,569
Administration fees (Note 4)	766,891	152,655	117,136	23,909
Trustees Fees	9,680	5,550	5,550	6,420
Dividends paid on securities sold short	—	—	—	5,623
Miscellaneous fees	58,047	—	—	—
GROSS EXPENSES	3,316,999	651,258	499,954	120,521
Investment advisory fees waived (Note 4)	(9,680)	(5,550)	(5,550)	(6,420)
TOTAL NET EXPENSES	3,307,319	645,708	494,404	114,101

NET INVESTMENT LOSS	(2,548,979)	(333,675)	(431,156)	(89,284)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions
Non-affiliated	(74,793,265)	(3,267,039)	(851,713)	(429,321)
Affiliated	(6,733,855)	—	—	—
Net realized losses from purchased options transactions (1)	—	(36,336)	—	—
Net realized gains (losses) on foreign currency	59	—	—	(426)
Net realized gains from written option transactions (1)	—	497,522	—	—
Net realized gains from securities sold short	—	—	—	123,754
Net change in unrealized appreciation on investments and foreign currency	128,457,808	18,138,195	15,259,495	2,444,155
Net change in unrealized depreciation on securities sold short	—	—	—	(97,512)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	46,930,747	15,332,342	14,407,782	2,040,650

CHANGE IN NET ASSETS FROM OPERATIONS	$44,381,768	$14,998,667	$13,976,626	$1,951,366

(1)	Primary risk exposure is equity contracts.

see accompanying notes to financial statements

24	2009 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2009, and December 31, 2008

	Firsthand Technology		Firsthand Technology
	Value Fund		Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08
FROM OPERATIONS:
Net investment loss	$(2,548,979)	$(4,418,959)	$(333,675)	$(472,754)
Net realized gains (losses) from security transactions, foreign currency and written options	(81,527,061)	(28,561,406)	(2,805,853)	2,123,591
Net change in unrealized appreciation (depreciation) on investments and foreign currency	128,457,808	(138,627,920)	18,138,195	(28,972,979)
Net increase (decrease) in net assets from operations	44,381,768	(171,608,285)	14,998,667	(27,322,142)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,711,657	22,286,071	9,568,729	2,917,653
Proceeds received in merger (Note 7)	—	25,594,071	—	—
Payment for shares redeemed	(51,258,771)	(93,054,223)	(14,237,211)	(11,495,234)
Net decrease in net assets from capital share transactions	(32,547,114)	(45,174,081)	(4,668,482)	(8,577,581)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,834,654	(216,782,366)	10,330,185	(35,899,723)

NET ASSETS:
Beginning of year	165,996,065	382,778,431	27,641,788	63,541,511
End of year	$177,830,719	$165,996,065	$37,971,973	$27,641,788

CAPITAL SHARE ACTIVITY:
Shares sold	682,033	609,743	629,525	152,514
Shares issued in exchange for proceeds received in merger (Note 7)	—	648,799	—	—
Shares redeemed	(1,908,417)	(2,764,047)	(892,772)	(656,841)
Net decrease in shares outstanding	(1,226,384)	(1,505,505)	(263,247)	(504,327)
Shares outstanding, beginning of year	7,091,000	8,596,505	2,250,689	2,755,016
Shares outstanding, end of year	5,864,616	7,091,000	1,987,442	2,250,689

see accompanying notes to financial statements

www.firsthandfunds.com	25

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2009, and December 31, 2008 - continued

	Firsthand e-Commerce		Firsthand Alternative
	Fund		Energy Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08

FROM OPERATIONS:
Net investment loss	$(431,156)	$(460,778)	$(89,284)	$(42,865)
Net realized gains (losses) from security transactions, foreign currency and securities sold short	(851,713)	289,629	(305,993)	(175,537)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and securities sold short	15,259,495	(15,860,320)	2,346,643	(2,100,521)
Net increase (decrease) in net assets from operations	13,976,626	(16,031,469)	1,951,366	(2,318,923)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,050,328	776,794	4,954,588	6,067,082
Payment for shares redeemed	(5,540,915)	(6,044,231)	(3,132,085)	(1,977,420)
Net increase (decrease) in net assets from capital share transactions	1,509,413	(5,267,437)	1,822,503	4,089,662
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,486,039	(21,298,906)	3,773,869	1,770,739

NET ASSETS:
Beginning of year	19,369,023	40,667,929	3,652,823	1,882,084
End of year	$34,855,062	$19,369,023	$7,426,692	$3,652,823
Accumulated Net Investment Income (Loss)	$—	$—	$(2,374)	$—

CAPITAL SHARE ACTIVITY:
Shares sold	1,694,954	189,222	778,385	702,194
Shares redeemed	(1,444,951)	(1,692,106)	(494,615)	(231,920)
Net increase (decrease) in shares outstanding	250,003	(1,502,884)	283,770	470,274
Shares outstanding, beginning of year	7,204,875	8,707,759	643,034	172,760
Shares outstanding, end of year	7,454,878	7,204,875	926,804	643,034

see accompanying notes to financial statements

26	2009 Annual Report

STATEMENT OF CASH FLOWS
December 31, 2009

Firsthand
Technology
Value Fund
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Net Assets derived from operations	$44,381,768

Adjustments to reconcile net increase in Net Assets derived from operations to net cash provided by operating activities:
Purchases of investments	(34,138,593)
Proceeds from disposition of investments	72,673,412
Cash received from securities litigation	748,681
Net realized loss on investments	81,527,120
Net unrealized appreciation from investments	(128,457,808)

Change in assets and liabilities:

(Increase) Decrease in assets:
Receivable for securities sold	(1,491,344)
Receivable from dividend, interest, and reclaims	(616)

Increase (Decrease) in payables:
Decrease in payable for securities purchased	(679,000)
Payable to affiliates	13,074
Net cash provided by operating activities	34,576,694

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	18,704,440
Payment on shares redeemed	(51,310,294)
Net cash used in financing activities	(32,605,854)

Net change in cash	1,970,840
Cash - beginning of year (1)	3,777,981
Cash - end of year (1)	$5,748,821

(1)	Consists of PNC Bank money market account.

see accompanying notes to financial statements

www.firsthandfunds.com	27

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND TECHNOLOGY VALUE FUND

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value at beginning of year	$23.41	$44.53	$36.09	$33.12	$29.48
Income from investment operations:
Net investment loss	(0.43)	(0.62)	(0.70)	(0.72)	(0.62)
Net realized and unrealized gains (losses) on investments	7.34	(20.50)	9.14	3.69	4.26
Total from investment operations	6.91	(21.12)	8.44	2.97	3.64
Net asset value at end of year	$30.32	$23.41	$44.53	$36.09	$33.12
Total return	29.52%	(47.43%)	23.39%	8.97%	12.35%
Net assets at end of year (millions)	$177.8	$166.0	$382.8	$370.9	$446.6
Ratio of gross expenses to average net assets before waiver	1.95%	2.00%	1.93%	1.93%	1.92%
Ratio of net expenses to average net assets after waiver	1.94%	1.94%	1.93%	1.92%	1.92%
Ratio of net investment loss to average net assets	(1.49%)	(1.62%)	(1.57%)	(1.70%)	(1.81%)
Portfolio turnover rate	21%	54%	50%	47%	42%

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND TECHNOLOGY LEADERS FUND

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value at beginning of year	$12.28	$23.06	$20.23	$18.95	$16.75
Income from investment operations:
Net investment loss	(0.17)	(0.21)	(0.29)	(0.29)	(0.23)
Net realized and unrealized gains (losses) on investments	7.00	(10.57)	3.12	1.57	2.43
Total from investment operations	6.83	(10.78)	2.83	1.28	2.20
Net asset value at end of year	$19.11	$12.28	$23.06	$20.23	$18.95
Total return	55.62%	(46.75%)	13.99%	6.75%	13.13%
Net assets at end of year (millions)	$38.0	$27.6	$63.5	$74.0	$121.0
Ratio of gross expenses to average net assets before waiver	1.92%	2.07%	1.96%	1.96%	1.95%
Ratio of net expenses to average net assets after waiver	1.90%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets	(0.98%)	(1.03%)	(1.16%)	(1.13%)	(1.43%)
Portfolio turnover rate	25%	78%	35%	53%	43%

see accompanying notes to financial statements

28	2009 Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND E-COMMERCE FUND

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value at beginning of year	$2.69	$4.67	$4.05	$3.40	$3.23
Income from investment operations:
Net investment loss	(0.06)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	2.05	(1.92)	0.68	0.71	0.23
Total from investment operations	1.99	(1.98)	0.62	0.65	0.17
Net asset value at end of year	$4.68	$2.69	$4.67	$4.05	$3.40
Total return	73.98%	(42.40%)	15.31%	19.12%	5.26%
Net assets at end of year (millions)	$34.9	$19.4	$40.7	$40.3	$42.9
Ratio of gross expenses to average net assets before waiver	1.92%	2.14%	1.96%	1.98%	1.95%
Ratio of net expenses to average net assets after waiver	1.90%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets	(1.66%)	(1.58%)	(1.28%)	(1.51%)	(1.66%)
Portfolio turnover rate	41%	41%	44%	59%	55%

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each period
FIRSTHAND ALTERNATIVE ENERGY FUND

	Year	Year	Period
	Ended	Ended	Ended
	12/31/09	12/31/08	12/31/07**

Net asset value at beginning of period	$5.68	$10.89	$10.00
Income from investment operations:
Net investment income (loss)	(0.10)	(0.07)	—	(A)
Net realized and unrealized gains (losses) on investments	2.43	(5.14)	0.89
Total from investment operations	2.33	(5.21)	0.89
Net asset value at end of period	$8.01	$5.68	$10.89
Total return	41.02%	(47.84%)	8.90	% (B)
Net assets at end of period (millions)	$7.4	$3.7	$1.9
Ratio of gross expenses to average net assets before waiver	2.27%**	2.37%**	2.10	% (C)
Ratio of net expenses to average net assets after waiver	2.15%**	2.11%**	2.10	% (C)
Ratio of net investment loss to average net assets	(1.68%)	(1.26%)	(0.07	%)(C)
Portfolio turnover rate	41%	44%	—	(B)

*	For the period October 29, 2007 (inception) through December 31, 2007.
**	Ratio for years ended 2009 and 2008 includes dividend expenses on securities sold short of 0.11% and 0.01%, respectively.
(A)	Less than $0.005.
(B)	Not annualized.
(C)	Annualized.

see accompanying notes to financial statements

www.firsthandfunds.com	29

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1. Organization
Each of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

Fund	Inception Date
Firsthand Technology Value Fund	May 20, 1994*
Firsthand Technology Leaders Fund	December 10, 1997
Firsthand e-Commerce Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

*
Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Each Fund currently offers one class of shares—Investor Class shares.

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that SiVest Group, Inc. (the “Investment Adviser”) believes are undervalued and have potential for capital appreciation.

Firsthand Technology Leaders Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Firsthand e-Commerce Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:

Securities Valuation—A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

30	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2009:

			Level 2		Level 3
	Level 1		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund*	in Securities	Instruments**	in Securities	Instruments**	in Securities	Instruments**
TVFQX
Common Stocks
Advanced Materials	$5,379,766	$—	$—	$—	$—	$—
Communications	5,203,036	—	—	—	—	—
Communications Equipment	12,289,231	—	—	—	—	—
Defense & Aerospace	4,482,640	—	—	—	—	—
Electronics Mfg Services	—	—	346,150	—	—	—
Energy Efficiency	5,544,176	—	—	—	—	—
Intellectual Property	—	—	—	—	1,503,079	—
Internet	15,764,247	—	—	—	—	—
Networking	—	—	—	—	—	—
Other Electronics	17,302,128	—	—	—	—	—
Peripherals	4,838,540	—	—	—	—	—
Photonics	2,637,530	—	—	—	—	—

www.firsthandfunds.com	31

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

			Level 2		Level 3
	Level 1		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund*	in Securities	Instruments**	in Securities	Instruments**	in Securities	Instruments**
TVFQX (continued)
Renewable Energy	$220,400	$—	$—	$—	$47,044	$—
Semiconductors	31,758,577	—	582,881	—	—	—
Services	2,386,250	—	—	—	—	—
Software	14,232,937	—	—	—	—	—
Total Common Stocks	122,039,458	—	929,031	—	1,550,123	—
Preferred Stocks
Advanced Materials	—	—	—	—	5,000,000	—
Intellectual Property	—	—	—	—	20,027,910	—
Networking	—	—	—	—	230,806	—
Renewable Energy	—	—	—	—	18,598,037	—
Services	—	—	—	—	15,753	—
Total Preferred Stocks	—	—	—	—	43,872,506	—
Rights
Communications	119,440	—	—	—	—	—
Warrants
Advanced Materials	—	—	—	—	7,493	—
Intellectual Property	—	—	—	—	2,154,634	—
Networking	—	—	—	—	69	—
Total Warrants	119,440	—	—	—	2,162,196	—
Convertible Bonds
Services	—	—	—	—	71,753	—
Participation Notes
Renewable Energy	—	—	498,978	—	—	—
Total	$122,158,898	$—	$1,428,009	$—	$47,656,578	$—

TLFQX
Common Stocks
Advanced Materials	$2,070,553	$—	$—	$—	$—	$—
Communications	1,768,983	—	—	—	—	—
Communications Equipment	3,461,019	—	—	—	—	—
Computer	1,391,676	—	—	—	—	—
Internet	2,266,027	—	—	—	—	—
Networking	1,236,980	—	—	—	—	—
Other Electronics	4,493,730	—	—	—	—	—
Peripherals	2,643,409	—	—	—	—	—
Renewable Energy	768,306	—	—	—	—	—
Semiconductors	3,862,081	—	1,715,366	—	—	—
Software	6,576,758	—	—	—	—	—
Total	$30,539,522	$—	$1,715,366	$—	$—	$—

TEFQX
Common Stocks***	$28,754,615	$—	$—	$—	$—	$—
Total	$28,754,615	$—	$—	$—	$—	$—

ALTEX
Common Stocks
Advanced Materials	$365,878	$—	$—	$—	$—	$—
Basic Materials	56,580	—	—	—	—	—
Building Automation	250,608	—	—	—	—	—
Energy Efficiency	676,203	—	—	—	—	—

32	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

			Level 2		Level 3
	Level 1		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund*	in Securities	Instruments**	in Securities	Instruments**	in Securities	Instruments**
ALTEX (continued)
Environmental Services	$57,340	$—	$—	$—	$—	$—
Industrials	300,886	—	—	—	—	—
Intellectual Property	—	—	—	—	309,186	—
Other Electronics	602,241	—	—	—	—	—
Renewable Energy	3,405,182	(135,400)	197,893	—	—	—
Semiconductors	396,240	—	—	—	—	—
Total Common Stocks	6,111,158	(135,400)	197,893	—	309,186	—
Preferred Stocks
Intellectual Property	—	—	—	—	8,630	—
Renewable Energy	—	—	—	—	10,865	—
Total Preferred Stocks	—	—	—	—	19,495	—
Total	$6,111,158	$(135,400)	$197,893	$—	$328,681	$—

*	TVFQX: Firsthand Technology Value Fund; TLFQX: Firsthand Technology Leaders Fund; TEFQX: Firsthand e-Commerce Fund; ALTEX: Firsthand Alternative Energy Fund.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as short sales, futures, forwards, and swap contracts.
***	See portfolio of investments detail for industry breakout.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

FIRSTHAND TECHNOLOGY VALUE FUND

Investments at Fair
Value Using Significant	Balance	Net		Net Unrealized	Transfers	Balance
Unobservable	as of	Purchases	Net Realized	Appreciation	in (Out)	as of
Inputs (Level 3)	12/31/08	(Sales)	Gains (Losses)	(Depreciation)	Level 3	12/31/09
Common Stocks
Intellectual Property	$1,589,346	$—	$—	$(86,267)	$—	$1,503,079
Photonics	—	—	(14,999,941)	14,999,941	—	—
Renewable Energy	—	—	—	(7,928,189)	—	47,044
Preferred Stocks
Advanced Materials	7,500,000	—	—	(2,500,000)	—	5,000,000
Intellectual Property	21,420,268	—	—	(1,392,358)	—	20,027,910
Networking	230,806	—	(297,848)	297,848	—	230,806
Photonics	—	—	(1,200,000)	1,200,000	—	—
Renewable Energy	30,803,699	—	—	(4,230,429)	—	18,598,037
Semiconductors	—		(14,383,854)	14,383,854	—	—
Services	15,753	—	—	—	—	15,753
Warrants
Advanced Materials	6,000	—	—	1,493	—	7,493
Intellectual Property	2,382,247	—	—	(227,613)	—	2,154,634
Networking	69	—	—	—	—	69
Renewable Energy	548,934	—	—	(548,934)	—	—
Convertible Bonds
Networking	—	—	(100,949)	100,949	—	—
Semiconductors	—	—	(2,350,000)	2,350,000	—	—
Services	105,806	(11,816)	(83,116)	60,879	—	71,753
Total	$64,602,928	$(11,816)	$(33,415,708)	$16,481,174	$—	$47,656,578

www.firsthandfunds.com	33

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

FIRSTHAND ALTERNATIVE ENERGY FUND

Investments at Fair
Value Using Significant	Balance	Net		Net Unrealized	Transfers	Balance
Unobservable	as of	Purchases	Net Realized	Appreciation	in (Out)	as of
Inputs (Level 3)	12/31/08	(Sales)	Gains (Losses)	(Depreciation)	Level 3	12/31/09
Common Stocks
Intellectual Property	$330,681	$—	$—	$(21,495)	$—	$309,186
Preferred Stocks
Intellectual Property	9,230	—	—	(600)	—	8,630
Renewable Energy	13,883	—	—	(3,018)	—	10,865
Total	$353,794	$—	$—	$(25,113)	$—	$328,681

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2009, for Firsthand Technology Value Fund and Firsthand Alternative Energy Fund was ($18,208,588) and ($25,113), respectively, and is included in “Net change in unrealized appreciation on investments and foreign currency” on the Statement of Operations.

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s net asset value per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or puchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Funds may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.  The Funds do not isolate that portion of the results of operations resulting of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds (other than Firsthand Technology Value Fund) may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices.  The Funds (other than Firsthand Technology Value Fund) may also write put and call options.  When

34	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Firsthand Technology Leaders Fund realized a $36,336 loss from purchased option transactions and realized a $497,522 gain from written option transactions during the year ended December 31, 2009.

The number of option contracts written and the premiums received during the year ended December 31, 2009, were as follows:

	Firsthand Technology Leaders Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written during year	5,654	574,426
Options expired during year	(4,349)	(481,208)
Options closed during year	(80)	(16,716)
Options exercised during year	(1,225)	(76,502)
Options outstanding, end of year	—	$—

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.

Reclassification of Capital Accounts — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2009 as follows:

	Increase (Decrease)
		Accumulated
	Paid-in-Capital	Net Investment Loss	Accumulated Net Realized Loss
Firsthand Technology Value Fund	$(1,094,738,335)	$2,548,979	$1,092,189,356
Firsthand Technology Leaders Fund	(121,749,030)	333,675	121,415,355
Firsthand e-Commerce Fund	(246,898,605)	431,156	246,467,449
Firsthand Alternative Energy Fund	(87,336)	86,910	426

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

These reclassifications, related to different treatment of net investment losses, short-term capital gains, and expiration of capital loss carryforwards, have no effect on net asset value per share.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years. The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2009.

	Firsthand Technology Value Fund	Firsthand Technology Leaders Fund	Firsthand e-Commerce Fund	Firsthand Alternative Energy Fund
Gross unrealized appreciation	$45,728,943	$5,830,887	$8,810,182	$1,481,852
Gross unrealized depreciation	(40,426,558)	(4,821,502)	(2,339,398)	(1,377,570)
Net unrealized appreciation (depreciation)	$5,302,385	1,009,385	6,470,784	104,282
Federal income tax cost, long positions	$165,941,100	$31,245,503	$22,283,831	$6,519,465
Federal income tax cost, short positions	—	—	—	(121,415)
Total federal income tax cost	$165,941,100	$31,245,503	$22,283,831	$6,398,050

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2009, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
	2010	2011	2012	2013	2014	2015
TVFQX	$634,016,220	$330,969,371	$333,067,019	$167,523,435	$64,782,991	$57,959,032
TLFQX	109,312,900	53,324,264	33,348,418	2,501,372	—	—
TEFQX	141,312,315	6,014,495	—	—	—	—
ALTEX	—	—	—	—	—	—

	Expiring	Expiring
	2016	2017	Total
TVFQX	$7,972,313	$72,762,429	$1,669,052,810
TLFQX	—	2,394,837	200,881,791
TEFQX	—	851,713	148,178,523
ALTEX	—	181,999	181,999

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

For Firsthand Technology Value Fund, $2,310,150 of the $167,523,435 capital loss carryforward expiring in 2013 was acquired in the reorganization with Firsthand Global Technology Fund, $3,455,691 of the $64,782,991 capital loss carryforward expiring in 2014 was acquired in the reorganization with Firsthand Technology Innovators Fund and $261,564 of the $57,959,032 capital loss carryforward expiring in 2015 was acquired in the reorganization with Firsthand Technology Innovators Fund.

Components of Distributable Earnings

	Firsthand Technology Value Fund	Firsthand Technology Leaders Fund	Firsthand e-Commerce Fund	Firsthand Alternative Energy Fund
Net Unrealized Appreciation (Depreciation)*	$5,302,385	$1,009,385	$6,470,784	$107,924
Post October Capital/Currency Loss**	(29,078,581)	(988,006)	—	(61,447)
Accumulated Capital Loss Carryforward	(1,669,052,810)	(200,881,791)	(148,178,523)	(181,999)
Total Distributable Earnings	$(1,692,829,006)	$(200,860,412)	$(141,707,739)	$(135,522)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and foreign currency exchange gain (loss).
**
Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.  The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  Taxable years ending 2009, 2008, 2007 and 2006 remain open to federal and state audit.  As of December 31, 2009, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

3. Investment Transactions Investment transactions (excluding short-term investments) were as follows for the year ended December 31, 2009.

	Firsthand Technology Value Fund	Firsthand Technology Leaders Fund	Firsthand e-Commerce Fund	Firsthand Alternative Energy Fund
Purchase of investment securities	$34,138,593	$7,577,800	$9,249,483	$3,954,613
Proceeds from sales and maturities of investment securities	$72,673,412	$15,331,431	$12,625,188	$1,781,447

4. Investment Advisory and Administration Agreements Certain trustees and officers of the Trust are also officers of the Investment Adviser.

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations.  Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Effective August 3, 2009, SiVest Group, Inc. became the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% of its average daily net assets (1.53% for ALTEX). The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85% (1.98% for ALTEX) of its average net assets up to $200 million, 1.80% (1.93% for ALTEX) of such assets from $200 million to $500 million, 1.75% (1.88% for ALTEX) of such assets from $500 million to $1 billion, and 1.70% (1.83% for ALTEX) of such assets in excess of $1 billion.

Prior to August 3, 2009, Firsthand Capital Management, Inc. (“FCM”) served as the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, FCM received from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets (1.65% for ALTEX). The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund’s total operating expenses to 1.95% (2.10% for ALTEX) of its average net assets up to $200 million, 1.90% (2.05% for ALTEX) of such assets from $200 million to $500 million, 1.85% (2.00% for ALTEX) of such assets from $500 million to $1 billion, and 1.80% (1.95% for ALTEX) of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT
The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

Effective November 23, 2009, PNC Global Investment Servicing (U.S.), Inc. (“PNC”) has entered into a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to PNC the fees for the administrative services provided by PNC.  In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, effective November 23, 2009, PNC serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  Prior to November 23, 2009, Citi Fund Services Ohio, Inc. served as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  PFPC Trust Company serves as the custodian for the Trust.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

5. Investments in Affiliates and Restricted Securities
Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended December 31, 2009, is noted below:

	Share Activity
	Balance			Sales/	Balance
	at	Purchases/		Maturity/	at	Realized	Value	Acquisition
Affiliate	12/31/08	Merger		Expiration	12/31/09	Gain (Loss)	12/31/09	Cost
TVFQX
Clarisay, Inc. 8.00%	500,000	$—		500,000	—	$(500,000)	$—	$—
Clarisay, Inc. 8.00%	500,000	—		500,000	—	(500,000)	—	—
Clarisay, Inc. 8.00%	250,000	—		250,000	—	(250,000)	—	—
Clarisay, Inc. 8.00%	100,000	—		100,000	—	(100,000)	—	—
Clarisay, Inc. 8.00%	500,000	—		500,000	—	(500,000)	—	—
Clarisay, Inc. 8.00%	500,000	—		500,000	—	(500,000)	—	—
Clarisay, Inc., Series B	2,605,306	—		2,605,306	—	(2,383,854)	—	—
Clarisay, Inc., Series C	7,194,244	—		7,194,244	—	(2,000,000)	—	—
Clarisay, Inc., Warrant	500,000	—		500,000	—	—	—	—
Clarisay, Inc., Warrant	500,000	—		500,000	—	—	—	—
Clarisay, Inc., Warrant	250,000	—		250,000	—	—	—	—
Clarisay, Inc., Warrant	100,000	—		100,000	—	—	—	—
Clarisay, Inc., Warrant	500,000	—		500,000	—	—	—	—
Clarisay, Inc., Warrant	500,000	—		500,000	—	—	—	—
Silicon Genesis Corp.,Common (1)	871,892	10,000	(2)	—	881,892	—	1,503,079	5,201,267
Silicon Genesis Corp., Common warrant	37,982	—		—	37,982	—	45,365	—
Silicon Genesis Corp.,Series 1-C (1)	82,914	—		—	82,914	—	823,412	1,731,250
Silicon Genesis Corp., Series 1-D	850,830	—		—	850,830	—	3,265,877	4,315,500
Silicon Genesis Corp., Corp.,Series 1-E (1)	5,704,480	—		—	5,704,480	—	13,538,842	6,046,749

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

	Share Activity
	Balance		Sales/		Balance	Realized
	at	Purchases/	Maturity/		at	Gain	Value	Acquisition
Affiliate	12/31/08	Merger	Expiration		12/31/09	(Loss)	12/31/09	Cost
TVFQX (cont’d)
Silicon Genesis Corp.,Series 1-E Warrant	1,257,859	$—	—		1,257,859	$—	1,985,367	$—
Silicon Genesis Corp.,Series 1-E Warrant (1)	94,339	—	—		94,339	—	123,902	—
Silicon Genesis Corp., Series 1-F	912,453	—	—		912,453	—	2,399,779	2,007,397
Solaicx, Series B	7,396,238	—	(7,396,238	) (3)	—	—	—	—
Solaicx, Series C	2,916,581	—	(2,916,581	) (3)	—	—	—	—
Solaicx, Series C Warrant	670,081	—	(670,081	) (3)	—	—	—	—
SoloPower, Series A	2,721,088	—	—		2,721,088	—	17,072,895	3,999,999
SoloPower, Series B	228,779	—	—		228,779	—	1,525,142	1,002,052

(1)	Amounts include shares from the merger of Firsthand Technology Innovators Fund into Firsthand Technology Value Fund.
(2)	Represents shares granted to Firsthand Technology Value Fund in connection with Kevin Landis serving on the board of directors of Silicon Genesis.
(3)	Reorganization of shares into Common Stock.

As of December 31, 2009, Kevin Landis represents the Funds and sits on the following private companies’ boards: Silicon Genesis Corporation, SoloPower, Inc., and UCT Coatings, Inc. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Fund will not be unfavorably affected by these potential conflicts.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

40	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

As of December 31, 2009, the Funds were invested in the following restricted securities:

					% of
					Net
Security	Acquisition Date	Shares	Cost	Value	Assets
TVFQX
Innovion Corp., C/N	December 30, 2003	434,099	$434,099	$71,753	0.04%
Innovion Corp., Series C P/S	February 23, 2001	1,500,000	3,000,000	15,000	0.01%
Innovion Corp., Series C P/S	November 20, 2007	75,322	75	753	0.00%
IP Unity, Inc., Series C P/S	July 27, 2001	1,932,222	3,478,000	19,322	0.01%
IP Unity, Inc., Series E P/S	August 4, 2004	193,042	313,307	211,484	0.12%
IP Unity, Inc., Series E Warrants	August 4, 2004	69,496	69	69	0.00%
Silicon Genesis Corp., Common Stock	March 8, 2001	102,135	1,516,773	174,077	0.10%
Silicon Genesis Corp., Common Stock	April 30, 2002	726,424	3,684,494	1,238,102	0.70%
Silicon Genesis Corp., Common Stock (1)	November 21, 2005	23,333	-	39,768	0.02%
Silicon Genesis Corp., Common Stock (1)	June 10, 2008	20,000	-	34,088	0.02%
Silicon Genesis Corp., Common Stock (1)	May 19, 2009	10,000	-	17,044	0.01%
Silicon Genesis Corp., Common Warrants	November 4, 2003	37,982	-	45,365	0.03%
Silicon Genesis Corp., Series 1-C P/S	March 8, 2001	82,914	1,731,250	823,412	0.46%
Silicon Genesis Corp., Series 1-D P/S	April 30, 2002	850,830	4,315,500	3,265,877	1.84%
Silicon Genesis Corp., Series 1-E P/S	November 4, 2003	5,704,480	6,046,749	13,538,842	7.61%
Silicon Genesis Corp., Series 1-E Warrants	February 26, 2003	94,339	-	123,902	0.07%
Silicon Genesis Corp., Series 1-E Warrants	October 31, 2003	1,257,859	-	1,985,367	1.12%
Silicon Genesis Corp., Series 1-F P/S	June 29, 2007	912,453	2,007,397	2,399,779	1.35%
Solaicx Common	2005 - 2007	4,704,401	7,975,233	47,044	0.02%
Solaicx, Common Warrants	April 23, 2007	67,081	-	-	0.00%
SoloPower, Series A P/S	June 29, 2006	2,721,088	3,999,999	17,072,895	9.60%
SoloPower, Series B P/S	July 9, 2007	228,779	1,002,052	1,525,142	0.86%
UCT Coatings, Inc., Common Warrants (2)	October 5, 2004	600,000	-	6,000	0.00%
UCT Coatings, Inc., Common Warrants	2008 - 2009	4,722	-	47	0.00%
UCT Coatings, Inc., Common Warrants	May 13, 2009	144,542	-	1,446	0.00%
UCT Coatings, Inc., Series B P/S	October 5, 2004	500,000	5,000,000	5,000,000	2.81%
			$44,504,997	$47,656,578	26.80%

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

					% of
					Net
Security	Acquisition Date	Shares	Cost	Value	Assets
ALTEX
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$187,234	2.52%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	121,952	1.64%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	1,510	0.02%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	7,120	0.10%
SoloPower, Series C-1 P/S	September 23, 2008	1,331	21,425	10,865	0.15%
			$79,074	$328,681	4.43%

(1)	Shares granted at no cost by issuer. (2) 3:1 stock split P/S Preferred Stock C/N Convertible Note

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

6. Subsequent Event

On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, The PNC Financial Services Group, Inc. will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc.,  an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNC and is expected to close in the third quarter of 2010.

Management has evaluated the impact of all subsequent events on the Funds through February 19, 2010, the date the financial statements were issued, and has determined they had no material impact on the financial statements.

7. Fund Reorganization

On May 21, 2008, Firsthand Technology Value Fund (the “Acquiring Fund”), acquired the assets and assumed the liabilities of Firsthand Technology Innovators Fund and Firsthand Global Technology Fund (the “Acquired Funds”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pusuant to a plan of reorganization approved by the Acquired Funds’ shareholders. When funds merge, capital loss carryforwards may be limited under section 382 of the Internal Revenue Code. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follows:

42	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

Acquiring Fund
				Total Net Assets of		Unrealized
Total net Assets of		Total net Assets of		Acquiring Fund After		Appreciation/
Acquired Fund		Acquiring Fund		Acquisition		(Depreciation)
TIFQX	GTFQX	TIFQX	GTFQX	TIFQX	GTFQX	TIFQX	GTFQX
$15,784,526	$9,809,545	$306,066,492	$306,066,492	$331,660,563	$331,660,563	($6,087,254)	$847,505

8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are efective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

9. Investment Advisory and Administration Agreements (Unaudited)

Below is a description of the specific materials provided, factors considered, and conclusions reached by the Board, including a majority of non-interested Trustees, relating to the selection of SiVest Group, Incorporated (the “Adviser”) as Investment Adviser and the approval of an Interim Master Investment Advisory Agreement and a Master Investment Advisory Agreement.  Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the Interim Master Investment Advisory Agreement was only valid for 150 days while the Fund sought shareholder approval for the Master Investment Advisory Agreement. At a shareholder meeting on November 9, 2009, the shareholders of each Fund approved the Master Investment Advisory Agreement.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Funds by the Adviser.  The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent counsel on behalf of the Independent Trustees.  The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for day-to-day portfolio management services for the Funds.  The Board also reviewed the reputation, qualification and background of Mr. Landis (including his history of managing Firsthand Capital Management, Inc. (“FCM”). The Board also considered the Adviser’s separate administration agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds, as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel and to provide the financial resources necessary to manage the Funds and to fulfill its obligations under the various agreements with the Trust.  The Board also noted that the Adviser proposes to render the same nature, extent and quality of services to the Funds as those provided by FCM, including its ability to continue to monitor the illiquid securities held by Firsthand Technology Value Fund (“TVF”) and Firsthand Alternative Energy Fund and the ability of the Adviser to continue to implement the illiquid securities percentage reduction plan of TVF. The Board also noted that for Firsthand Alternative Energy Fund, which has a program whereby the investment adviser donates a portion of its investment advisory fees to various non-profit organizations as election by Fund shareholders, the Adviser has advised the Board it would continue the same practice.

www.firsthandfunds.com	43

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures.  The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients.  The Board noted that the Adviser does not use “traditional soft-dollar” arrangements where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties.

The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the potential future activities of the Adviser in connection with the marketing of the Funds.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings relating to the Funds, FCM and the Adviser.  The Board considered the investment and legal compliance programs of the Adviser and noted that they were substantially similar to that of FCM.

Based on the above factors, together with those referenced below, the Board, including a majority of Independent Trustees, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to each of the Funds by the Adviser.

Fund Performance
The Board considered each Fund’s performance results over one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant.  It also considered these results in comparison to the performance results of various benchmark indices and of the funds in relevant Morningstar sectors.

Investment Advisory Fee Rates and Other Expenses
The Board reviewed and considered the proposed contractual investment advisory fee rates (the “Advisory Agreement Rates”) payable by the Funds to the Adviser for investment advisory services.  The Board noted the reduction in advisory fees proposed by the Adviser and considered the Adviser’s reasoning for the proposed reduction.  Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper.  The Board concluded that the respective Advisory Agreement Rates were higher than the median rates of each Fund’s peer universe, but that the total expense ratio of each Fund was not significantly above the median total expense ratio of the respective peer universe.  The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

Profitability
The Board received and considered a profitability analysis of the Adviser with respect to the Funds.  The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser would receive with regard to providing these services to the Funds would not be excessive.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the previous management of the Funds and whether there is potential for realization of any further economies of scale with respect to the existing Funds.  The Board observed that the Interim Advisory Agreement and Master Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets, that this percentage is reduced as the Fund’s assets grow (known as “breakpoints”) and further noted that the fee structure of the Adviser is lower than that of FCM.  The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale.

44	2009 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

Information about Services to Other Clients
The Board also received and considered information about the services and fee rates offered by the Adviser and noted that the Adviser does not currently have other clients.

Other Benefits to the Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Funds.  Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Funds (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser). The Board also considered the legal and financial structures of the Adviser, including potential benefits to the owner of the Adviser, who is also the owner of FCM, as a result of FCM terminating its relationship with the Trust.

10. Shareholder Proxy Vote (unaudited)

At a special meeting of shareholders, held on March 26, 2009, shares were voted as follows on the proposals presented to shareholders:

1. To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust:
For	Withheld
11,282,030	881,201

2. To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust:
For	Withheld
11,287,707	875,524

3. To approve the change in fundamental investment restrictions of Firsthand Technology Value Fund to allow it to invest in options:
For	Against	Abstained	Broker Non-Votes
761,726	216,436	333,459	4,238,584

At a special meeting of shareholders, held on November 9, 2009, shares were voted as follows on the proposals presented to shareholders:

1. To approve the Investment Advisory Agreement with SiVest Group, Inc. with respect to Firsthand Technology Value Fund:
For	Against	Abstained
2,952,375	126,161	175,812
2. To approve the Investment Advisory Agreement with SiVest Group, Inc. with respect to Firsthand Technology Leaders Fund:
For	Against	Abstained
1,092,976	38,376	62,981

3. To approve the Investment Advisory Agreement with SiVest Group, Inc. with respect to Firsthand e-Commerce Fund:
For	Against	Abstained
3,368,535	108,023	192,989

4. To approve the Investment Advisory Agreement with SiVest Group, Inc. with respect to Firsthand Alternative Energy Fund:
For	Against	Abstained
433,071	2,860	23,216

www.firsthandfunds.com	45

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2009

11. Risks (unaudited)

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

12. Proxy Voting Policy and Procedures (unaudited)

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

13. Portfolio Holdings (unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

46	2009 Annual Report

ADDITIONAL INFORMATION
December 31, 2009
Information about the trustees and officers* of the Funds is set forth in the following table.  The Statement of Additional Information (the “SAI”) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

Name, Year of Birth, Position(s) Held With Funds	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees
DISINTERESTED TRUSTEES
Greg Burglin (1960) Trustee 469 El Camino Real, Ste. 227 Santa Clara, CA 95050	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	FOUR	NONE
Kevin P. Tanner (1962) Trustee 469 El Camino Real, Ste. 227 Santa Clara, CA 95050	SINCE 2008
Mr. Tanner is President, Chief Investment Officer and Chief Compliance Officer of Saratoga Research and Investment Management (formerly Tanner & Associates Asset Management) (an SEC registered investment adviser) and has been for more than 5 years.
			FOUR	NONE
INTERESTED TRUSTEE
Kevin M. Landis2 (1961) Trustee/President/ Secretary/Treasurer 469 El Camino Real, Ste. 227 Santa Clara, CA 95050	SINCE 1994	Mr. Landis is President and Chief Investment Officer and a Director of SiVest Group, Inc. and had been a portfolio manager with Firsthand Capital Management, Inc. from May 1994 to August 2009.	FOUR	NONE3
OFFICERS WHO ARE NOT TRUSTEES
Nicholas P. Petredis (1951) Chief Compliance Officer 469 El Camino Real, Ste. 227 Santa Clara, CA 95050	SINCE 2008	Mr. Petredis has been a principal of Petredis Law Offices from 1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
1	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
2	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
3	As of December 31, 2009, Mr. Landis sat on the board of directors for three private companies: Silicon Genesis Corp., SoloPower, Inc., and UCT Coatings, Inc.

www.firsthandfunds.com	47

Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

Investment Adviser
SiVest Group, Inc.
469 El Camino Real
Suite 227
Santa Clara, CA 95050
www.sivestgroup.com

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

Transfer Agent
PNC Global Investment Servicing
P.O. Box 9836
Providence, RI 02940-8036
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

Firsthand, Technology Value Fund, and the interlocking “F” design are registered trademarks of SiVest Group, Inc.

FHF000499, exp. 3/15/2011

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,000 for 2008 and $60,000 for 2009.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2008 and $8,000 for 2009.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $1,500 for 2009.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President, Treasurer and Secretary (principal executive officer and principal financial officer)

Date	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President, Treasurer and Secretary (principal executive officer and principal financial officer)

Date	March 9, 2010

* Print the name and title of each signing officer under his or her signature.